DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC U.S.
Government Money Market Fund for the 12-month period ended February 28, 1998.
Your Fund produced a yield of 5.22% and, after taking into account the effect of compounding, the effective yield was 5.35%.*
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve
Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below levels of a year ago, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
The Market Environment
    Money market rates have remained within a narrow trading range. With the Fed apparently content to leave the Federal Funds rate unchanged, market participants have watched two opposing economic forces-an Asian crisis-spurred slowdown versus wage inflation caused by tight labor markets-for clues as to future policy directives. To date, neither the trade-related slowdown due to the financial problems in Asia nor the traditional late business cycle inflation upturn has occurred. Until the effects of the competing economic currents become clear, short-term rates can be expected to remain in their narrow range.
    In March 1997, when the Fed raised short-term rates by a quarter point, the market began to expect a series of tightenings, and rates reflected those expectations. As the year progressed, the chief influences on rates continued to be labor market tightness and corporate productivity. As economic growth continued without rising inflation, the market began to speak of a "new paradigm": growth without inflation due to technological advances.

    In one speech, Fed Chairman Alan Greenspan appeared to support the validity of the new paradigm, only to clarify his position at a later date, saying that he was not an adherent to this new school of thought. As a result, interest rates at first fell, then rose as the Fed Chairman's position was clarified.
    Indeed, until the economic fallout in Asia, the money market was expecting a move by the Fed to raise interest rates. Given the current market environment, it is unclear what the next move by the Fed might be.
Portfolio Focus
    With so many cross-currents at work in the money market, we have maintained longer maturities, a strategy which we feel has been beneficial to the Fund. Our focus is to maintain that posture as long as it corresponds with market conditions, while bearing in mind that a change in Fed policy or external conditions affecting the market could require a different approach.
Of course, we will continue to monitor these market forces on a constant basis, alert for any changes in the prevailing environment.
                              Sincerely,

                          {Patricia A. Larkin signature}

                              Patricia A. Larkin
                              Senior Portfolio Manager
March 17, 1998
New York, N.Y.
*  Effective yield is based on dividends declared daily and reinvested monthly.
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
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                           FEBRUARY 28, 1998
                                                                           Annualized
                                                                            Yield on
                                                                            Date of         Principal
U.S. Government Agencies-102.4%                                             Purchase          Amount          Value
                                                                           __________     ____________     ______________
Federal Farm Credit Banks, Consolidated Systemwide Discount Notes
    4/30/98....................................................              6.00%      $   14,000,000      $  13,867,933
    9/14/98....................................................              5.70            8,700,000          8,440,773
    9/15/98....................................................              5.69           25,000,000         24,252,000
    9/17/98....................................................              5.70           11,185,000         10,846,964
    10/5/98....................................................              5.72            4,380,000          4,235,581
    11/13/98...................................................              5.72           10,000,000          9,613,786
Federal Farm Credit Banks, Consolidated Systemwide Floating Rate Notes
    6/8/98 (a).................................................              5.75           50,000,000         50,000,000
    6/19/98 (a)................................................              5.60           50,000,000         49,988,355
    6/18/99 (a)................................................              5.60           50,000,000         50,000,000
    1/28/2000 (a)..............................................              5.56           50,000,000         49,977,253
Federal Home Loan Banks, Discount Notes
    3/2/98.....................................................              5.59          136,000,000        135,978,883
    4/24/98....................................................              6.00           12,700,000         12,592,177
    7/27/98....................................................              5.62           13,095,000         12,804,830
    1/29/99....................................................              5.42           25,000,000         23,807,806
Federal Home Loan Banks, Notes
    6/9/98.....................................................              5.93           10,000,000         10,000,824
    6/23/98....................................................              5.59           25,000,000         25,000,447
    9/8/98.....................................................              5.80           10,000,000          9,996,232
    9/24/98....................................................              5.65           35,000,000         34,996,606
    10/2/98....................................................              5.67            5,000,000          4,997,585
    12/18/98...................................................              5.85            7,950,000          7,950,000
    3/2/99.....................................................              5.51           22,950,000         22,948,404
    3/12/99....................................................              5.57           23,100,000         23,085,563
Federal Home Loan Mortgage Corp., Discount Notes
    3/27/98....................................................              6.04           17,000,000         16,930,017
Federal Home Loan Mortgage Corp., Notes
    3/17/98....................................................              5.76           25,000,000         24,997,743
Federal Home Loan Mortgage Corp., Floating Rate Notes
    6/30/98 (a)................................................              6.03           10,000,000          9,994,583
Federal National Mortgage Association, Discount Notes
    7/24/98....................................................              5.61           25,000,000         24,465,313
    8/21/98....................................................              5.67           19,800,000         19,288,093
    10/16/98...................................................              5.75           25,000,000         24,134,889
Federal National Mortgage Association, Notes
    6/18/98....................................................              5.61           55,000,000         55,015,460
    7/31/98....................................................              5.68           10,000,000          9,995,128
Federal National Mortgage Association, Floating Rate Notes
    6/19/98 (a)................................................              5.70          100,000,000         99,994,480
    6/29/98 (a)................................................              5.72          100,000,000         99,994,050
    7/10/98 (a)................................................              5.60           60,000,000         59,983,354


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        FEBRUARY 28, 1998
                                                                           Annualized
                                                                            Yield on
                                                                            Date of             Principal
U.S. Government Agencies (continued)                                        Purchase             Amount              Value
                                                                          __________          _______________        ________
_______
Federal National Mortgage Association, Floating Rate Notes (continued):
    9/15/98 (a)................................................              5.58%             $     25,000,000   $   24,989,380
    1/6/99 (a).................................................              5.61                    50,000,000       49,972,948
    10/20/99 (a)...............................................              5.52                    50,000,000       50,000,000
    1/21/2000 (a)..............................................              5.57                    50,000,000       50,000,000
Student Loan Marketing Association, Notes
    5/15/98....................................................              5.88                    25,000,000       25,000,737
    9/16/98....................................................              5.83                    25,000,000       24,989,369
    9/16/98....................................................              5.72                    25,000,000       25,007,365
Student Loan Marketing Association, Floating Rate Notes
    2/10/99 (a)................................................              5.33                    50,000,000       49,976,569
                                                                                                                  _______________
TOTAL U.S. GOVERNMENT AGENCIES (cost $1,340,111,480)...........                                                   $1,340,111,480
                                                                                                                 ================
Repurchase Agreements-.1%
SBC Warburg Dillon Read
    dated 2/27/98, due 3/2/98 in the amount of $787,357
    (fully collateralized by $814,000 U.S. Treasury Bills due 5/28/98,
    value $803,790) (cost $787,000)............................              5.45%                 $    787,000       $  787,000
                                                                                                                  ===============
TOTAL INVESTMENTS (cost $1,340,898,480)..............           102.5%                                            $1,340,898,480
                                                                ======                                            ==============
LIABILITIES, LESS CASH AND RECEIVABLES...............            (2.5%)                                         $   (32,251,061)
                                                                ======                                            ==============
NET ASSETS...........................................           100.0%                                           $1,308,647,419
                                                                ======                                            ==============
Notes to Statement of Investments:
    (a) Variable interest rate-subject to periodic change.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                            FEBRUARY 28, 1998
                                                                                               Cost                 Value
                                                                                          _______________       _______________
ASSETS:                          Investments in securities-See Statement
                                   of Investments-Note 1(b)....................           $1,340,898,480        $1,340,898,480
                                 Cash.......................................                                         3,191,482
                                 Interest receivable........................                                        11,030,433
                                 Prepaid expenses and other assets..........                                           133,134
                                                                                                                _______________
                                                                                                                 1,355,253,529
                                                                                                                _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         444,957
                                 Payable for investment securities purchased                                        46,033,966
                                 Accrued expenses and other liabilities.....                                           127,187
                                                                                                                _______________
                                                                                                                    46,606,110
                                                                                                                _______________
NET ASSETS..................................................................                                    $1,308,647,419
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                    $1,309,077,862
                                 Accumulated undistributed investment income-net..........                             186,543
                                 Accumulated net realized gain (loss) on investments                                  (616,986)
                                                                                                                _______________
NET ASSETS..................................................................                                    $1,308,647,419
                                                                                                                ==============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                     1,309,077,862
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                         =====
SEE NOTES TO FINANCIAL STATEMENTS.

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


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED FEBRUARY 28, 1998
INVESTMENT INCOME
INCOME                       Interest Income................................                                      $76,678,163
EXPENSES:                    Management fee-Note 2(a).......................                    $  6,756,753
                             Shareholder servicing costs-Note 2(b)..........                       1,276,563
                             Registration fees..............................                         118,046
                             Custodian fees.................................                         115,794
                             Professional fees..............................                          59,729
                             Prospectus and shareholders' reports...........                          23,360
                             Trustees' fees and expenses-Note 2(c)..........                          23,197
                             Miscellaneous..................................                          29,638
                                                                                                   ____________
                                Total Expenses..............................                        8,403,080
                             Less-reduction in management fee due to
                                  undertaking-Note 2(a).....................                       (2,331,991)
                                                                                                   ____________
                                     Net Expenses...........................                                         6,071,089
                                                                                                                  ____________
INVESTMENT INCOME-NET        ...............................................                                        70,607,074
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                          (89,610)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $70,517,464
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended               Year Ended
                                                                                   February 28, 1998         February 28, 1997
                                                                                   _________________         _________________
OPERATIONS:
  Investment income-net...................................................         $     70,607,074          $     71,619,751
  Net realized gain (loss) on investments.................................                  (89,610)                 (527,166)
                                                                                   _________________         _________________
    Net Increase (Decrease) in Net Assets Resulting from Operations.......               70,517,464                71,092,585
                                                                                   _________________         _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................              (70,420,531)              (71,619,751)
                                                                                   _________________         _________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold...........................................            1,279,726,698             1,673,931,454
  Dividends reinvested....................................................               66,574,075                67,642,692
  Cost of shares redeemed.................................................           (1,497,699,684)           (1,647,153,837)
                                                                                   _________________         _________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (151,398,911)               94,420,309
                                                                                   _________________         _________________
      Total Increase (Decrease) in Net Assets.............................             (151,301,978)               93,893,143
NET ASSETS:
  Beginning of Period.....................................................            1,459,949,397             1,366,056,254
                                                                                   _________________         _________________
  End of Period...........................................................           $1,308,647,419            $1,459,949,397
                                                                                   =================         =================
UNDISTRIBUTED INVESTMENT INCOME-NET.......................................           $      186,543                 ----
                                                                                   _________________         _________________

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                            Fiscal Year Ended February,
                                                               ______________________________________________________
PER SHARE DATA:                                                 1998      1997        1996        1995        1994
                                                               ______    ______      ______      ______        ______
    Net asset value, beginning of period.........            $  1.00     $ 1.00    $  1.00      $  1.00       $  1.00
                                                               ______    ______      ______      ______        ______
    Investment Operations:
    Investment income-net........................               .052       .051       .058         .046          .032
                                                               ______    ______      ______      ______        ______
    Distributions:
    Dividends from investment income-net.........              (.052)     (.051)     (.058)       (.046)        (.032)
                                                               ______    ______      ______      ______        ______
    Net asset value, end of period...............            $  1.00    $  1.00    $  1.00      $  1.00       $  1.00
                                                               ======    ======      ======      ======        ======
TOTAL INVESTMENT RETURN..........................               5.33%      5.20%      5.94%        4.67%         3.30%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .45%       .45%       .31%         .17%          .02%
    Ratio of net investment income
      to average net assets......................               5.22%      5.09%      5.79%        5.05%         3.24%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                .17%       .20%       .36%         .44%          .64%
    Net Assets, end of period (000's Omitted)....         $1,308,647   $1,459,949   $1,366,056   $1,041,722  $265,691
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC U.S. Government Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On March 2, 1998, the Fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday February 28, 1998.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $566,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1998. The carryover does not include net realized securities losses from November 1, 1997 through February 28, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $200 of the carryover expires in fiscal 2003, $523,000 expires in fiscal 2005 and $43,300 expires in fiscal 2006.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,331,991 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $1,069,991 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $167,875 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus BASIC U.S. Government Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 31, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 48.74% of the ordinary income dividends paid during its fiscal year ended February 28, 1998 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC U.S. GOVERNMENT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                            124AR982
Registration Mark
[Dreyfus logo]
BASIC
U.S. Government
Money Market Fund
Annual Report
February 28, 1998